AB MUNICIPAL INCOME PORTFOLIOS (“Municipal Portfolios”)

- AB National Portfolio

Class A (Ticker: ALTHX); Class C (Ticker: ALNCX); Advisor Class (Ticker: ALTVX)

- AB High Income Municipal Portfolio

Class A (Ticker: ABTHX); Class C (Ticker: ABTFX); Advisor Class (Ticker: ABTYX); Class Z (Ticker: ABTZX)

- AB California Portfolio

Class A (Ticker: ALCAX); Class C (Ticker: ACACX); Advisor Class (Ticker: ALCVX)

- AB Massachusetts Portfolio

Class A (Ticker: AMAAX); Class C (Ticker: AMACX); Advisor Class (Ticker: AMAYX)

- AB New York Portfolio

Class A (Ticker: ALNYX); Class C (Ticker: ANYCX); Advisor Class (Ticker: ALNVX)

- AB Virginia Portfolio

Class A (Ticker: AVAAX); Class C (Ticker: AVACX); Advisor Class (Ticker: AVAYX)

SANFORD C. BERNSTEIN FUND, INC. (“Bernstein Funds”)

- Diversified Municipal Portfolio

Class A (Ticker: AIDAX); Class C (Ticker: AIMCX); Class Z (Ticker: AIDZX); Advisor Class (Ticker: AIDYX)

- AB Core Bond Portfolio

Class Z (Ticker: IDPZX)

- Overlay A Portfolio

Class 1 (Ticker: SAOOX); Class 2 (Ticker: SAOTX)

- Tax-Aware Overlay A Portfolio

Class 1 (Ticker: SATOX); Class 2 (Ticker: SATTX)

- Overlay B Portfolio

Class 1 (Ticker: SBOOX); Class 2 (Ticker: SBOTX)

- Tax-Aware Overlay B Portfolio

Class 1 (Ticker: SBTOX); Class 2 (Ticker: SBTTX)

AB WEALTH STRATEGIES (“Wealth Strategies”)

- AB Wealth Appreciation Strategy

Class A (Ticker: AWAAX); Class C (Ticker: AWACX); Advisor Class (Ticker: AWAYX)

- AB All Market Total Return Portfolio

Class A (Ticker: ABWAX); Class C (Ticker: ABWCX); Class I (Ticker: ABWIX); Advisor Class

AB BOND FUNDS (“Bond Funds”)

- AB Income Fund

Class A (Ticker: AKGAX); Class C (Ticker: AKGCX); Advisor Class (Ticker: ACGYX); Class Z (Ticker: ACGZX)

- AB Tax-Aware Fixed Income Opportunities Portfolio

Class A (Ticker: ATTAX); Class C (Ticker: ATCCX); Advisor Class (Ticker: ATTYX)

- AB Sustainable Thematic Credit Portfolio

Class A (Ticker: STHAX); Advisor Class (Ticker: STHYX)

- AB High Income Fund

Class A (Ticker: AGDAX); Class C (Ticker: AGDCX); Advisor Class (Ticker: AGDYX); Class I (Ticker: AGDIX); Class Z (Ticker: AGDZX)

- AB Global Bond Fund

Class A (Ticker: ANAGX); Class C (Ticker: ANACX); Advisor Class (Ticker: ANAYX); Class I (Ticker: ANAIX); Class Z (Ticker: ANAZX)

AB CORPORATE SHARES (“Corporate Shares”)

- AB Corporate Income Shares

(Ticker: ACISX)

- AB Impact Municipal Income Shares

(Ticker: ABIMX)

- AB Municipal Income Shares

(Ticker: MISHX)

- AB Taxable Multi-Sector Income Shares

(Ticker: CSHTX)

- AB Municipal Income Shares C

(Ticker: MICAX)

- AB Municipal Income Shares N

(Ticker: MISNX)

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO (“EMMA”)

Class A (Ticker: ABAEX); Class C (Ticker: ABCEX); Advisor Class (Ticker: ABYEX); Class I (Ticker: ABIEX)

AB INFLATION STRATEGIES (“Inflation Strategies”)

- AB Bond Inflation Strategy

Class A (Ticker: ABNAX); Class C (Ticker: ABNCX); Class I (Ticker: ANBIX); Advisor Class (Ticker: ABNYX); Class Z (Ticker: ABNZX); Class 1 (Ticker: ABNOX); Class 2 (Ticker: ABNTX)

(Ticker: ABWYX)

- AB Sustainable Thematic Balanced Portfolio

Class A (Ticker: ABPAX); Class C (Ticker: ABPCX); Class I (Ticker: APWIX); Advisor Class (Ticker: ABPYX); Class Z (Ticker: ABPZX)

- AB Tax-Managed Wealth Appreciation Strategy

Class A (Ticker: ATWAX); Class C (Ticker: ATWCX); Advisor Class (Ticker: ATWYX)

- AB Municipal Bond Inflation Strategy

Class A (Ticker: AUNAX); Class C (Ticker: AUNCX); Advisor Class (Ticker: AUNYX); Class 1 (Ticker: AUNOX); Class 2 (Ticker: AUNTX)

- AB All Market Real Return Portfolio

Class A (Ticker: AMTAX); Class C (Ticker: ACMTX); Advisor Class (Ticker: AMTYX); Class Z (Ticker: AMTZX); Class 1 (Ticker: AMTOX)

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds.”

Supplement dated May 20, 2026 to the following Statements of Additional Information (each an “SAI”), as amended:

SAI	Date
Bernstein Funds	January 31, 2026
Bond Funds	January 29, 2026, as revised April 6, 2026
Corporate Shares: AB Corporate Income Shares, AB Impact Municipal Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares	August 29, 2025
Corporate Shares: AB Municipal Income Shares C and AB Municipal Income Shares N	January 27, 2026
EMMA	July 31, 2025
Inflation Strategies	January 31, 2026
Municipal Portfolios	September 30, 2025
Wealth Strategies	December 31, 2025

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The section “Information about the [Fund[s]/Portfolio[s]] and Their Investments” is supplemented to include the following:

Securities Acquired in Restructurings and Workouts

A Fund’s investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default (“Distressed Securities”). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, and at times in connection with additional investment(s) by a Fund, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, preferred equity securities, debt, notes, loans, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.

A Fund’s investments may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” loans). DIP loans are issued in connection with restructuring and refinancing transactions.  A Fund may support and/or participate in the provision of DIP loans to companies or other entities (including companies and entities which are utilizing or utilized municipal conduit financing) undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process.  DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court.  DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets.  DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.  Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the only recourse will typically be against the property securing the DIP loan.

Loans in restructuring or workout scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. The highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions. In certain instances, the restructuring of a loan, either in a negotiated workout or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

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This Supplement should be read in conjunction with the SAIs for the Funds.

You should retain this Supplement with your SAI(s) for future reference.

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